THE JACKSON RIVERS COMPANIES

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement ("Agreement") is made as of the 31st day of August, 2005, by and between Jeffrey W. Flannery (the "Purchaser"), Dennis N. Lauzon (the "Seller"), and The Jackson Rivers Company, a Florida corporation (the "Company").

                                    RECITALS

      A. The Seller owns 960,000 shares (the "Shares") of Series A Preferred Stock, $0.001 par value per share, which Shares are convertible into shares of the Compan's Common Stock, $.00001 par value per share (the "Common Stock") (as converted, the "Conversion Shares") in accordance with the terms of the Company's Articles of Incorporation, as amended. The Shares and the Conversion Shares are collectively referred to as the "Securities."

      B. The Seller desires to sell the Shares to the Purchaser, and the Purchaser desires to purchase the Shares from the Seller, on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

      It is agreed as follows:

      1. PURCHASE AND SALE OF SHARES. In reliance upon the representations and warranties of the Seller and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Seller shall sell to the Purchaser, the Shares, for $60,000.00 (the "Purchase Price") in the form of $15,000.00 in cash and a secured note in the principal amount of $45,000.00 in the form attached hereto as Exhibit A.

      2. CLOSING(S).

            2.1 Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of Shares contemplated by this Agreement (the "Closing") shall take place at the offices of the Seller's counsel or at such other place as the Seller and the Purchaser shall agree in writing concurrently with the execution of this Agreement (the "Closing Date").

            2.2 Deliveries by Purchaser. The Purchaser shall deliver the following to the Seller:

                  2.2.1 A check in the amount of $15,000.00.

                  2.2.2 A secured note in the principal amount of $45,000.00 in the form attached hereto as Exhibit A (the "Note"), duly executed by the Purchaser.


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                  2.2.3 A pledge agreement (the "Pledge  Agreement") in the form attached hereto as Exhibit B, duly executed by the Purchaser.

            2.3 Deliveries by Seller. At the Closing, the Seller will deliver the following to the Purchaser:

                  2.3.1 The certificates representing the Shares, duly endorsed or delivered with blank stock powers appropriately executed, in the name of the Purchaser, against delivery to the Seller by the Purchaser of the items set forth in paragraph 2.2 above.

                  2.3.2 The Pledge Agreement, duly executed by the Seller.

                  2.3.3 The complete original articles of incorporation, bylaws, minutes, and other corporate books and records, all as amended to date, of the Company.

                  2.3.4 A list of all SEC and EDGAR codes for the Company.

                  2.3.5 Resignation of Dennis N. Lauzon as President, Chief Financial Officer and Chief Executive Officer of the Company.

                  2.3.6 Resolutions of the board of directors appointing Jeffrey
W. Flannery as, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

                  2.3.7 Resignation of Nicholas A. Cortese as a Secretary, Treasurer and Director of the Company.

                  2.3.8 Resolutions of the board of directors appointing Jeffrey
W. Flannery as a director of the Company.

      3. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

      As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Seller represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

            3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company. The Seller has the requisite power to enter into this Agreement, the Note, the Pledge Agreement and any other document executed and delivered by Seller in connection with the transactions contemplated hereunder.


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            3.2 Validity of  Transactions.  This  Agreement,  and each  document executed and delivered by the Seller in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Seller and is each the valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

            3.3 Valid Issuance of Shares. The Shares that are being sold to the Purchaser hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims. The Company has reserved sufficient Common Stock for issuance of the Conversion Shares upon conversion of the Shares. Upon conversion of the Shares in accordance with the terms of the Company's certificate of incorporation, as amended to date, the Conversion Shares will be validly issued, fully paid and nonassessable and free of restrictions on transfer, other than than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

            3.4 Title to Shares. The Seller is the sole record and beneficial owner of the Shares, free and clear of all liens, encumbrances, equities, assessments and claims, and, upon delivery of the Shares by the Seller and payment of the Purchase Price in full by the Purchaser pursuant to this Agreement, the Seller will transfer to the Purchaser valid legal title to the Shares (and the underlying Conversion Shares), free and clear of all liens, encumbrances, equities, assessments and claims.

            3.5 No Violation. The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

            3.6 SEC Reports and Financial Statements. The Company has delivered or made available to the Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by the Company with the SEC since June 30, 2003. (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the "SEC Reports"). The information in the SEC Reports, taken as a whole, was true and correct in all material respects as of the filing date and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            3.7 Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, the offer, sale and delivery of the Shares (and the delivery of the Conversion Shares upon conversion of the Shares) will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the Shares or the underlying Conversion Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.


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            3.8  Qualifications,   Legal  and  Investment.  All  authorizations,
approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale of the Shares pursuant to this Agreement have been or will be, on a timely basis, duly obtained and are effective. No stop order or other order enjoining the sale of the Shares have been issued and no proceedings for such purpose are pending or, to the knowledge of the Seller, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. The sale of the Shares is legally permitted by all laws and regulations to which the Purchaser, the Seller, and the Company are subject.

      4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

      The Purchaser hereby represents, warrants, and covenants with the Seller as follows:

            4.1 Legal Power. The Purchaser has the requisite power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

            4.2 Due Execution. This Agreement has been duly executed and delivered by Purchaser, and, upon due execution and delivery by the Seller, this Agreement will be a valid and binding agreement of the Purchaser.

            4.3 Receipt and Review of SEC Reports. The Purchaser represents that it has received and reviewed the SEC Reports and have been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative have reasonably requested in connection with the decision to purchase the Shares. The Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares (and the underlying Conversion Shares), all as the Purchaser or its qualified representative have found necessary to make an informed investment decision to purchase the Shares. Purchaser understands that its investment in the Securities involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as he considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            4.4 Restricted Securities. The Purchaser has been advised that the Securities have not been registered under the Securities Act or any other applicable securities laws and that the Shares are being offered and sold pursuant to the so-called "Section 4(1 1/2) exemption" of the Securities Act, and that the Seller's reliance upon the so-called "Section 4(1 1/2) exemption" is predicated in part on the Purchaser's representations as contained herein.


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                  4.4.1 The  Purchaser  is an  "accredited  investor" as defined under Rule 501 under the Securities Act.

                  4.4.2 The Purchaser acknowledges that the Securities have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Securities may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

                  4.4.3 The Purchaser is acquiring the Securities for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                  4.4.4 The Purchaser understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the Securities Act, or (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act.

                  4.4.5 The Purchaser acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions. The Purchaser acknowledges that such Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Securities.


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            4.5 Purchaser  Sophistication  and Ability to Bear Risk of Loss. The
Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. The Purchaser otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

            4.6 Purchases by Groups. The Purchaser represents, warrants, and covenants that it is not acquiring the Securities as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      5. COVENANTS.

            5.1 Further Assurances; Cooperation. Each party hereto will, before, at, and after the Closing, execute and deliver such instruments and take such other actions as the other party or parties, as the case may be, may reasonably require in order to carry out the intent of this Agreement. Without limiting the generality of the foregoing, at any time after the Closing, at the request of the Company or the Purchaser, and without further consideration, the Seller (a) will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as the Company or the Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, the Shares, and (b) will execute such documents as and take such action as the Company or the Purchaser may reasonably deem necessary or desirable in order to prepare and file any future SEC Reports that the Company seeks to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

            5.2 Covenants of the Purchaser. Until the Note has been paid in full, the Purchaser shall not directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge, or otherwise dispose of or transfer any of the Securities.

            5.3 Covenants of the Company. Until the Note has been paid in full, the Company shall not do any of the following without the prior written consent of the Seller, and such action taken by the Company without the prior written consent of the Seller shall be void ab initio):

                  5.3.1 Amend any of the terms of the Company's Series A Preferred Stock; or

                  5.3.2 Issue any shares of any class or series of preferred stock (including the Series B Preferred Stock) of the Company.

      6. MISCELLANEOUS.

            6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of San Diego, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.


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            6.2 Successors and Assigns.  Except as otherwise  expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

            6.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            6.4 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            6.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Seller and the Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Seller.


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            6.6  Notices.  All  notices  and other  communications  required  or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

            If to the Seller:      Dennis N. Lauzon
                                   402 Broadway, Suite 400
                                   San Diego, CA  92101

            If to the Purchaser:   Jeffrey W. Flannery
                                   4275 Executive Square, Suite 215
                                   La Jolla, CA 92037

            If to the Company:     The Jackson Rivers Company
                                   402 Broadway, Suite 400
                                   San Diego, CA  92101

            6.7  Titles  and  Subtitles.   The  titles  of  the  paragraphs  and
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


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      IN WITNESS  WHEREOF,  the parties have executed  this  Agreement as of the date first set forth above.

PURCHASER:                                  Jeffrey W. Flannery


                                            /s/ Jeffrey W. Flannery
                                            ------------------------------------

SELLER:                                     Dennis N. Lauzon


                                            /s/ Dennis N. Lauzon
                                            ------------------------------------

COMPANY:                                    The Jackson Rivers Company


                                            /s/ Dennis N. Lauzon
                                            ------------------------------------
                                            By: Dennis N. Lauzon
                                                President


                  (Signature Page to Stock Purchase Agreement)


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